Radius Health (RDUS) JP Morgan Healthcare Conference JANUARY 7, 2019 Jesper hoeiland Chief Executive Officer Exhibit 99.1

Safe Harbor Any statements made in this presentation relating to future financial or business performance, guidance, conditions, plans, prospects, trends or strategies and other financial or business matters, including regarding the commercialization of TYMLOS® (abaloparatide) injection in the U.S., the development and potential commercialization of our product candidates, clinical trial results, regulatory actions and communications, potential collaborations, future revenues and operating expenses, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predicts”, “targets” and similar expressions and their variants, as they relate to Radius Health, Inc. (“Radius”) or its management, may identify forward-looking statements. Radius cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by Radius to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization of TYMLOS in the U.S., or potential commercialization of any of Radius’ proposed product candidates if approved (such as marketing, regulatory, patent, product liability, supply, competition and other risks); dependence on the efforts of third parties; dependence on and challenges to our intellectual property rights; and risks that we may lack the financial resources and access to capital to fund our operations. Further information on the factors and risks that could affect Radius’ business, financial conditions and results of operations and could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation are contained under the caption “risk factors” in Radius’ Annual Report on Form 10-K for the period ended December 31, 2017, along with Radius’ other reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation represent Radius’ estimate as of the date of this presentation only, and Radius specifically disclaims any duty or obligation to update forward-looking statements.

An Innovation Leader in Osteoporosis and Breast Cancer to support Women’s Health VISION

3 2 2019 and Beyond Lead and Transform Osteoporosis Treatment with Anabolics Establish Standard of Care in Hormonal Treatment of Breast Cancer Leverage Operational and Financial Structure 1 Driving Value from Growing Revenues and Developing Blockbuster-Potential Pipeline

Proven Track Record from Development to Commercialization Osteoporosis Breast Cancer Abalo Early Clinical Abalo-SC Ph 3 and Approval TYMLOS1 Abalo-patch co-development with 3M P3 Preparation Elacestrant Clinical Development P3 Preparation2 Breast Cancer and Other Oncology Investigational Pipeline 1Approval in April 2017; 2 Ph 3 initiated in December 2018 Science-Driven, Investigational Clinical and Regulatory Commercial Corporate 2003 2019 Year

2018 Achievements Strengthened Oncology Organization, Led by Dr. Charles Morris, Chief Medical Officer ✓ Exceeded Guidance with Net Sales Above Upper Range of $95-98M and Y.E. Cash at $235M ✓ Commercial Partnership with 3M and Regulatory Alignment with FDA for Abalo-patch ✓ Expanded TYMLOS Label with ACTIVExtend Phase 3 data ✓ Initiated Phase 3 Abaloparatide Male Osteoporosis Study ✓ Designed Elacestrant Clinical Regulatory Pathway as a Global Registrational Study ✓ Initiated Elacestrant Ph 3 Study in Advanced Breast Cancer ✓

PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET NEXT STEPS* Abaloparatide-SC Osteoporosis Anabolic Subcutaneous Injection US Market Leadership Ex-US Partnerships Abaloparatide-SC Osteoporosis Anabolic Subcutaneous Injection Results in 2020 Abaloparatide-Patch Osteoporosis Anabolic Transdermal Patch Phase 3 Start Mid-2019 Elacestrant ER+ Breast Cancer Oral SERD Global Partnership 2019 Combination Study 2019 RAD140 HR+ Breast Cancer Oral SARM Ph 1a Results Next Generation Hormonal Therapies ER+ Breast Cancer and Other Oncology Indications Pre-Clinical Validation Post-menopausal Women Metastatic HR+ Metastatic ER+/HER2- Men Post-menopausal Women Metastatic HR+ In 2019: Two Innovative Phase 3 Assets with Blockbuster Potential *Expected dates

1 3 2 2019 and Beyond: Osteoporosis Lead and Transform Osteoporosis Treatment with Anabolics Establish Standard of Care in Hormonal Treatment of Breast Cancer Leverage Operational and Financial Structure

Osteoporosis is a Large and Underserved Market

Under Treatment of High Risk Osteoporosis Patients with Bone Building (Anabolic) Therapies


5.2M
Patients
US Prevalence of Women 50 yrs+
Diagnosed with Osteoporosis*
~50%
Diagnosis Rate
2.7M
Patients
Treated with Osteoporosis drugs**
0.9M with
Fractures
40-50k
Patients
Treated with Anabolic Drugs**
< 5%
Penetration

* National US prevalence of women 50 yrs+ diagnosed with osteoporosis; Wright et al, JBMR 2014: 29(11): 2520-2526; Truven Health Analytics (IBM Watson Health); ~85% of OP cases postmenopausal;
** Truven Health Analytics (IBM Watson Health) and IQVIA

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Transforming Treatment & Driving Innovation in Osteoporosis Early Treatment with Anabolics to Maximize Patient Outcomes and Drive Market Growth Increase TYMLOS Market Share Transform Use of Anabolics for Treatment of Osteoporosis Abalo-patch Tymlos SC Commercial ✓ ACTIVE ✓ ACTIVExtend ✓

Proven to Reduce the Risk of Fracture Parathyroid Hormone-related Protein Analog which Builds Bone (anabolic) Approved in 2017 for Treatment of Postmenopausal Women with OP with High Risk for Fractures Reduction in Fractures Efficacy from ACTIVE Phase 3 Select Osteoporosis (OP) Therapies Time to Event for Nonvertebral Fractures *USPI and ACTIVE Study; **USPI and FREEDOM Study; ***USPI and FIT1 Study Note: Because clinical studies are conducted under varying conditions and with different patient populations, information observed across studies may not be directly comparable Not for Promotional Use

TYMLOS Consistently Gaining Market Share towards Leadership

TYMLOS continues growing, now at 40% new patient share (NBRx). Accelerating growth as the only promoted anabolic drug and leveraging innovative pricing strategy**



TYMLOS Anabolic Market Share
(NBRx, New Rx* & Total Rx*)
NBRx
NRx*
TRx*
11%
19%
31%
34%
35%
38%
6%
11%
21%
25%
27%
30%
2%
6%
13%
19%
22%
26%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
*Q4 2018

2018 Average	Exit Market** Share
35%	40%
26%	31%
20%	27%

TYMLOS Price Increase: +5.9%
(effective as of January 1, 2019)

Source: IQVIA NPA Monthly and New to Brand Monthly, through December 2018.
NBRX: New Patients To Brand Drug; *Q4 2018 to date estimated with IQVIA NPA and New to Brand Weekly, data through week ending 11.30.2018
Measured in Patients Month on Therapy (PMOT). Tymlos PMOT (also number of pens) = (IMS Extended Units TRx / 1.56ml) (30 daily doses / 30 days)
Forteo PMOT = (IMS Extended Units TRx / 2.4ml)* (28 daily doses / 30 days)
** Exit Market Share measured in December 2018

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Proven to Build Bone with TYMLOS, Maintain with Antiresorptive ACTIVExtend clinical trial with first line TYMLOS, followed by alendronate Primary Endpoint: 18 Months 84% (95% CI: 58, 94) Relative Risk Reduction With TYMLOSàALN vs PlaceboàALN 4.7% (95% CI: 2.7, 7.0) Absolute Risk Reduction TYMLOSàALN (n=544) Placeboà ALN (n=568) 5.6% (n=32) 0.9%‡ (n=5) Exploratory Endpoint: 43 Months Percentage of Patients With New Vertebral fractures* TYMLOS (n=690) Placebo (n=711) 86% (95% CI: 61, 95) Relative Risk Reduction With TYMLOS vs Placebo 3.6% (95% CI: 2.1, 5.4) Absolute Risk Reduction 4.2% (n=30) 0.6%† (n=4) TYMLOS [package insert]. Waltham, MA: Radius Health, Inc; 2017; *Bone HG, et al. J Clin Endocrinol Metab. 2018;103(8):2949–2957 Not for Promotional Use

TYMLOS is Growing the Anabolic Market Source: IQVIA NPA. Measured in Patients Months on Therapy (PMOT). TYMLOS PMOT (also number of pens) = (IMS Extended Units TRx / 1.56ml)* (30 daily doses / 30 days) Forteo PMOT = (IMS Extended Units TRx / 2.4ml)* (28 daily doses / 30 days) Anabolic Volume % Growth versus Prior Year by Quarter* Q2 2017 CAGR 2011-15 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 TYMLOS Approval Q4 2018 8% avg volume growth in 2018

Out of pocket, coverage Abalo-Patch: Innovative and Transformative Anabolic Market Research Top Reasons to Not Prescribe Abalo-Patch Needle Averse Patients Needle Phobic Patients Expected Compliance Convenient Route of Administration Expected to Increase Anabolic Usage as a result of Higher Patient Acceptance, Improved Compliance and Less Training Required by Physicians Source: Market Research data on file (Q4 2018, n=200 physicians)

Abalo-Patch: Persistence and Success in Development Pathway

Optimized to Achieve PK Target Profile



Abaloparatide (mean ± 1.96xSE) (pg/mL)
1000
100
10
Time after dose (h)
0
1
2
3
4
Treatment
SC - 80 μg
TD - 300 μg
LLOQ=20 pg/mL

Abaloparatide	T_{max} (hour)	T1/2 (hour)	C_{max} (pg/ml)	AUC (pg*h /ml)
Subcutaneous Injection (n=77)	0.47	1.7	598	936
Optimized Patch (n=20)	0.50	1.6	447	915

On Track to Start Phase 3 in Mid-2019

- Co-developed with 3M since 2009; IP up to 2037
- Pathway for ≥ 75% Non-inferiority against SC*
- Radius and 3M Progressing CMC and Clinical Supplies
- Scaling up Manufacturing; Major Equipment in Construction

*: Aligned with FDA on clinical trial design. Randomize ~500 patient Ph 3 study with post-menopausal OP at high risk of fracture. Primary endpoint: Change in lumbar spine BMD at 12-months

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Projected peak market and share Abalo-Patch Blockbuster Potential in a Tripled Anabolic Market Today Tymlos SC Forteo Abaloparatide TD Tymlos SC Teriparatide (branded and unbranded ) Anabolic prescribers* Anabolic low-to-non-prescribers* 2018E 20% 80% 47% 13% 40% 21% 26% Quantitative Survey Results: Anabolic therapy market evolution to peak potential (U.S.) Source: Market Research data on file (Q4 2018, n=200 physicians) 338 1,028 Thousands of PMOTs (Pens)

1 3 2019 and Beyond: Breast Cancer Lead and Transform Osteoporosis Treatment with Anabolics Establish Standard of Care in Hormonal Treatment of Breast Cancer Leverage Operational and Financial Structure 2

Driving Results in Breast Cancer Develop Elacestrant* in Combination Partnership Develop Elacestrant* as Monotherapy Become the Leader in Hormone Receptor Targeted Therapy RAD140 Next Gen Hormonal Therapies Phase 3 trial ✓ Build Capabilities ✓ *Oral SERD (Selective Estrogen Receptor Degrader)

Elacestrant Blockbuster Sales Potential as Mono and Combo

Multi-billion Dollar Market Opportunity as Standard of Care (SoC) in Monotherapy and with Partner of Choice for Combination Therapy

	Hormonal Monotherapy*	Hormonal Combo Therapy	Expected Trends
1L ~56K Pts	↓	↑	• Hormonal Therapy to Remain Treatment Backbone • CDK 4/6i Combos to Become 1L SoC
2L ~33K Pts	↑	↓	• Hormonal Monotherapy in 2L and 3L to Increase after Prior 1L Combo Use
3L+ ~34K Pts	↑	↓	

* The monotherapy use in 1L is dominated by AI class and 2L & 3L dominated by SERD class

Source: NCCN Guidelines 2017; Physician Interviews; Clearview Healthcare Partners report; Ipsos Healthcare

AI: Aromatase Inhibitor; CKD 4/6i: Cyclin Dependent Kinase Inhibitor; SERD: Selective Estrogen Receptor Degrader

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Encouraging Elacestrant Clinical Trial Results *Results from Parts A-C; Median 3 prior lines of therapy ORR 2nd line SERD combo 2nd line mTOR combo 2nd line 3rd line 0 10 mo 19% Fulvestrant +Palbociclib (PALOMA-3) 9.5% Exemestane + Everolimus (BOLERO-2) 7-11% Fulvestrant (SOFEA, PALOMA-3) 2.1% Fulvestrant (BELLE-3) 1.7% Exemestane (BOLERO-2) 19% Fulvestrant +Palbociclib (PALOMA-3) 7.8 mo Exemestane + Everolimus (BOLERO-2) 4.6-4.8 mo Fulvestrant (PALOMA-3, SOFEA) 3.2 mo Exemestane (BOLERO-2) 1.8 mo Fulvestrant (BELLE-3) 0 20% 27.3% Elacestrant* (Phase 1; mono) 5.4 mo Elacestrant* (Phase 1; mono) Monotherapy Combination PFS Note: Because clinical studies are conducted under varying conditions and with different patient populations, information observed across studies may not be directly comparable

Elacestrant Phase 3 – Designed to Optimize Likelihood of Success

Pioneering Clinical Development in a Post-CDK4/6i Setting

- **Indication:** 2nd and 3rd Line Patients with Prior CDK4/6i Use
- **Study:** Randomized Open Label Pivotal Study in ~460 patients with Advanced/Metastatic ER+/HER2- Breast Cancer
- **Primary Endpoint:** Progression Free Survival (PFS)
  - PFS in All Patients*; PFS in Patients with ESR1 Mutations*
- **Comparator Arm:** Investigator Choice of Fulvestrant or an Aromatase Inhibitor
- **Enrollment Timeline:** 18-21 months
- **Expected Data Readout**: 2021

Patient Population

- Patients with ER+/HER2- advanced/metastatic breast cancer
- Relapsed or progressed after 1 or 2 prior endocrine therapies
- Prior therapy with CDK4/6i required
- ≤ 1 prior chemotherapy for mBC permitted

→ **1:1 Randomization**

→ **Elacestrant (RAD1901) 400 mg PO QD**

→ **Investigator Choice of Hormonal Agent**

* Designed to allow testing in overall population (power of ≥90% for a hazard ratio of 0.667) or ESR1-mut subset (power of ≥80% for a hazard ratio of 0.610) at an overall α level of 5%, using Hochberg procedure

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Elacestrant’s Potential to Change Treatment Paradigm Pivotal Clinical Trial Designed to Optimize Clinical Success Unmet Need Provide Single Agent Therapy Options after CDK4/6i Failure in 1st or 2nd Line 1 Responses post-CDK4/6i in Phase 1 Provide Alternative Therapies for Patients with ESR1 mutations 2 ESR1Mut and ESRwt Activity in Phase 1: 5 of 6 PRs in Patients with ESR1 Mutations Expand and Improve the SERD Class 3 Oral SERD with Differentiated Preclinical and Clinical Profile vs. Fulvestrant Provide Additional Hormonal Therapy Option to Defer Cytotoxic Chemotherapy 4 Favorable Tolerability Profile and Easy Administration Elacestrant

Elacestrant: Only Oral SERD in Phase III

Oral SERD Development Landscape

Phase 1	Phase 1/2	Phase 2	Phase 3
INVENTISBIO D-0502; G1 THERAPEUTICS G1T48; AstraZeneca AZD9496 (SERD); Genentech GDC 9545; NOVARTIS LSZ102	H3 BIOMEDICINE H3B-6545 (SERCA); SANOFI SAR439859		Radius Elacestrant

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Partnership Goals to Achieve Full Potential for Elacestrant Global Co-Development and Co-Promotion Partnership Seek Partner with a Global Footprint in Oncology Expansion into Earlier Lines and Combination Therapy Retain Strategic Value and Exploit Synergies with De-risked Program Maximize Success of Elacestrant and Value for Radius Shareholders

Active Early Stage Breast Cancer Product Pipeline Oral Selective Androgen Receptor Modulator (SARM) Evaluating for AR+/ER+ Metastatic Breast Cancer (~90% of ER+ BC Patients) Phase 1 Dose Escalation Ongoing Provisional MTD Identified and Being Further Tested Potential in other AR+ Oncology Indications Leverage Internal ER+ Expertise to Drive Next Generation Programs Potential in ER+ mBC and Other Oncology Indications Next Gen Hormonal Therapies RAD140 ✓ ✓

2 1 2019 and Beyond: Corporate Structure Lead and Transform Osteoporosis Treatment with Anabolics Provide Standard of Care in Hormonal Breast Cancer Leverage Operational and Financial Structure 3

Long-term Financial Growth Drives Value Creation $8 >$98 $155 - $175 USD in millions (TYMLOS Net Revenues) TYMLOS Sales Expected to Grow towards Market Leadership TYMLOS to Fund Near-Term R&D pipeline Lean Commercial Cost Structure * * Expected Net Sales

Leverage Existing Infrastructure to Support Oncology Current Structure Oncology Osteoporosis Synergies Support Regulatory and Clinical R&D Support Shift to Oncology Prepare and Support Launch Corporate G&A Leverage Existing Medical & Sales Partner and Build (n < 100 FTEs) Invest Post-Approval

2019 Milestones * Cash, cash equivalents and marketable securities Grow Full-Year Tymlos Net Sales to $155M to $175M Initiate Abalo-patch Phase 3 trial in Mid-2019 Advance Recruitment in Elacestrant Monotherapy Study Global Co-Development / Co-Commercialization Partnership for Elacestrant Initiate a Combination Trial for Elacestrant in Conjunction with a Strategic Partner Deliver a Strong Balance Sheet with >$100M Cash* Balance at Year-End

Q&A Session in the Sussex Room at 2:00pm